UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2014

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5757 North Green Bay Avenue Milwaukee, WI	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

For purposes of Johnson Controls, Inc.’s (the “Company’s”) Registration Statement on Form S-3 (Registration No. 333-179613) (the “Registration Statement”), the Company’s computation of the Ratio of Earnings to Fixed Charges for the six month period ended March 31, 2014 is filed herewith as Exhibit 12 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(12)	Computation of the Ratio of Earnings to Fixed Charges for the six month period ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ Brian J Stief
Brian J. Stief
Vice President and Corporate Controller

Date: June 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

(12)	Computation of the Ratio of Earnings to Fixed Charges for the six month period ended March 31, 2014.

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